                              EXHIBIT (24)
                              ------------

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 7, 1994

                               /s/ B. A. Bridgewater, Jr.
                               -------------------------------------------
                               B. A. Bridgewater, Jr.

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 7, 1994


                               /s/ Richard L. Battram
                               -------------------------------------------
                               Richard L. Battram

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 7, 1994


                               /s/ William E. Cornelius
                               -------------------------------------------
                               William E. Cornelius

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 7, 1994


                               /s/ Andrew B. Craig, III
                               -------------------------------------------
                               Andrew B. Craig, III

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 10, 1994


                               /s/ Ilus W. Davis
                               -------------------------------------------
                               Illus W. Davis

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 11, 1994


                               /s/ John E. Hayes, Jr.
                               -------------------------------------------
                               John E. Hayes, Jr.

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 7, 1994


                               /s/ Samuel B. Hayes, III
                               -------------------------------------------
                               Samuel B. Hayes, III

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 7, 1994


                               /s/ John Peters MacCarthy
                               -------------------------------------------
                               John Peters MacCarthy

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 8, 1994


                               /s/ Andrew E. Newman
                               -------------------------------------------
                               Andrew E. Newman

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 8, 1994

                               /s/ Jerry E. Ritter
                               -------------------------------------------
                               Jerry E. Ritter

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 10, 1994


                               /s/ William P. Stiritz
                               -------------------------------------------
                               William P. Stiritz

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 8, 1994


                               /s/ Albert E. Suter
                               -------------------------------------------
                               Albert E. Suter

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES
W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    Dated:  October 11, 1994

                               /s/ Theodore C. Wetterau
                               -------------------------------------------
                               Theodore C. Wetterau

                            POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENT

                                   of

                       BOATMEN'S BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 18, 1994, by and among Worthen Banking Corporation, Boatmen's Bancshares, Inc. and BBI AcquisitionCo, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

    Dated:  October 13, 1994

                               /s/ James W. Kienker
                               -------------------------------------------
                               James W. Kienker